                        EXHIBIT INDEX


 3a  Restated Certificate of Incorporation, incorporated by reference from Exhibit 4 of Form 10-Q filed with the Securities and Exchange
     Commission on April 13, 1993.                                       --

 3b  Amended By-Laws of the Company, incorporated by reference from
     Exhibit 3b of Form 10-K filed with the Securities and Exchange
     Commission on February 20, 1992.                                    --

 4a  Form of Series D dividend note, dated as of December 15, 1992, among the Company and note holders, incorporated by reference from
     Exhibit 4d of Form 10-K filed with the Securities and Exchange
     Commission on February 25, 1993.                                    --

 4b Form of Class L Stockholders' Agreement, incorporated by reference from Exhibit (c)(5) of the Company's Issuer Tender Offer Statement
     on Schedule 13E-4, including all amendments thereto, initially filed with the Securities and Exchange Commission on March 4,
     1991.                                                               --

 4c Restated Credit Agreement, dated March 17, 1994, among the Company, Levi Strauss & Co., Bank of America N.T. & S.A. and other financial institutions named therein, incorporated by reference from Exhibit
     4 of Form 10-Q filed with the Securities and Exchange Commission on
     April 11, 1994.                                                     --

 4d  Amended and Restated Agreement of Master Trust effective as of May
     1, 1989 between Levi Strauss Associates Inc. and Boston Safe
     Deposit and Trust Company, incorporated by reference from Exhibit
     4.6 to the Company's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on March 9, 1989 (Reg. No.
     33-27465).                                                          --

10a  1985 Stock Option Plan and forms of related agreements, incorporated by reference from Exhibit 10.4 to the Company's
     Registration Statement on Form S-1, filed with the Securities and
     Exchange Commission on March 9, 1989 (Reg. No. 33-27465).           --

10b  Long Term Performance Plan, incorporated by reference from Exhibit
     10.7 to the Company's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on March 9, 1989 (Reg.
     No. 33-27465).                                                      --

10c  Management Incentive Plan, incorporated by reference from Exhibit
     10.12 to the Company's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on March 9, 1989 (Reg.
     No. 33-27465).                                                      --

10d Levi Strauss Associates Inc. Excess Benefit Restoration Plan, incorporated by reference from Exhibit 10e of Form 10-K filed with
     the Securities and Exchange Commission on February 20, 1992.        --

10e Levi Strauss Associates Inc. Supplemental Benefit Restoration Plan, incorporated by reference from Exhibit 10f of Form 10-K filed with
     the Securities and Exchange Commission on February 20, 1992.        --

10f  Amendment dated February 9, 1993 to the Levi Strauss Associates
     Inc. Excess Benefit Restoration Plan and Levi Strauss Associates
     Inc. Supplemental Benefits Restoration Plan, incorporated by reference from Exhibit 10d of Form 10-Q filed with the Securities
     and Exchange Commission on July 13, 1993.                           --

10g  Levi Strauss Associates Inc. Deferred Compensation Plan for
     Executives (as amended and restated through August 22, 1994), incorporated by reference from Exhibit 10b of Form 10-Q filed with
     the Securities and Exchange Commission on October 11, 1994.         --

10h  Amendment and Restatement dated August 22, 1994 to the Levi Strauss
     Associates Inc. Deferred Compensation Plan for Executives.         117

10i Deferred Compensation Plan for Outside Directors, incorporated by reference from Exhibit 10.9 to the Company's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on
     March 9, 1989 (Reg. No. 33-27465).                                  --

10j Revised Home Office Pension Plan of Levi Strauss Associates Inc., incorporated by reference from Exhibit 10j of Form 10-K filed with
     the Securities and Exchange Commission on February 23, 1994.        --

10k  Amendment dated November 22, 1994 to the Revised Home Office
     Pension Plan.                                                      118

10l  Revised Employee Retirement Plan, incorporated by reference from
     Exhibit 10k of Form 10-K filed with the Securities and Exchange
     Commission on February 23, 1994.                                    --

10m  Amendment dated January 10, 1995 to the Revised Employee Retirement
     Plan.                                                              119

10n  Levi Strauss Associates Inc. Retirement Plan for Over the Road
     Truck Drivers and Dispatchers, incorporated by reference from
     Exhibit 10l of Form 10-K filed with the Securities and Exchange
     Commission on February 23, 1994.                                    --

10o  Levi Strauss & Co. Supplemental Unemployment Benefit Plan and
     related amendments, incorporated by reference from Exhibit 10m of
     Form 10-K filed with the Securities and Exchange Commission on
     February 23, 1994.                                                  --

10p  Employee Stock Purchase and Stock Award Plan of Levi Strauss
     Associates Inc., incorporated by reference from Exhibit 4.2 to the Company's Registration Statement on Form S-8, filed with the
     Securities and Exchange Commission on June 24, 1991 (Reg. No. 33-
     41332).                                                             --

10q  Amendments dated August 5, 1992, March 31, 1992 and January 1, 1992 to the Employee Stock Purchase and Stock Award Plan of Levi Strauss Associates Inc., incorporated by reference from Exhibit 10q of Form 10-K filed with the Securities and Exchange Commission on February
     25, 1993.                                                           --

10r Amendment dated February 9, 1993 to the Employee Stock Purchase and Stock Award Plan of Levi Strauss Associates Inc., incorporated by reference from Exhibit 10a of Form 10-Q filed with the Securities
     and Exchange Commission on July 13, 1993.                           --

10s  Amendment effective as of March 1, 1993 to the Employee Stock
     Purchase and Stock Award Plan of Levi Strauss Associates Inc., incorporated by reference from Exhibit 10e of Form 10-Q filed with
     the Securities and Exchange Commission on July 13, 1993.            --

10t  Levi Strauss Associates Inc. Employee Long-Term Investment and
     Savings Plan, incorporated by reference from Exhibit 4.2 to the Company's Registration Statement on Form S-8, filed with the Securities and Exchange Commission on February 9, 1990 (Reg. No. 33-33415), with amendments incorporated by reference from Exhibit
     4.2 to the Company's Registration Statement on Form S-8, filed with the Securities and Exchange Commission on May 31, 1991 (Reg. No.
     33-40947).                                                          --

10u  Amendments dated July 21, 1992 and March 31, 1992 to the Levi
     Strauss Associates Inc. Employee Long-Term Investment and Savings Plan, incorporated by reference from Exhibit 10s of Form 10-K filed with the Securities and Exchange Commission on February 25,
     1993.                                                               --

10v  Amendment dated February 9, 1993 to the Levi Strauss Associates
     Inc. Employee Long-Term Investment and Savings Plan, incorporated by reference from Exhibit 10c of Form 10-Q filed with the
     Securities and Exchange Commission on July 13, 1993.                --

10w  Amendment dated September 26, 1994 to the Levi Strauss Associates
     Inc. Employee Long-Term Investment and Savings Plan.               120

10x  Employee Investment Plan of Levi Strauss Associates Inc.           123

10y Supplemental Pension Agreement dated April 16, 1985 between Levi Strauss & Co. and Thomas W. Tusher, incorporated by reference from
     Exhibit 10.13 to the Company's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on March 9, 1989
     (Reg. No. 33-27465).                                                --

10z Supplemental Pension Agreement dated November 12, 1985 between Levi Strauss & Co. and George B. James, incorporated by reference from
     Exhibit 10.14 to the Company's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on March 9, 1989
     (Reg. No. 33-27465).                                                --

10aa Letter Agreement dated August 29, 1985 between the Company and
     Thomas W. Tusher, incorporated by reference from Exhibit 10.15 to the Company's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on March 9, 1989 (Reg. No. 33-
     27465).                                                             --

10bb Agreement dated as of May 1, 1989 between the Company and Boston
     Safe Deposit and Trust Company, incorporated by reference from
     Exhibit 10.17 to the Company's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on March 9, 1989
     (Reg. No. 33-27465).                                                --

10cc Home Office Cash Performance Sharing Plan of Levi Strauss
     Associates Inc., incorporated by reference from Exhibit 10z of Form 10-K filed with the Securities and Exchange Commission on
     February 23, 1994.                                                  --

10dd Field Profit Sharing Award Plan of Levi Strauss Associates Inc.,
     incorporated by reference from Exhibit 10aa of Form 10-K filed with
     the Securities and Exchange Commission on February 23, 1994.        --

10ee Levi Strauss Associates Inc. 1992 Executive Stock Appreciation
     Rights Plan, incorporated by reference from Exhibit 10aa of Form
     10-K filed with the Securities and Exchange Commission on February
     25, 1993.                                                           --

10ff Supply Agreement dated as of March 30, 1992, between Levi Strauss
     & Co. and Cone Mills Corporation, incorporated by reference from
     Exhibit 10bb of Form 10-K filed with the Securities and Exchange
     Commission on February 25, 1993.                                    --

10gg First Amendment to Supply Agreement dated as of March 30, 1992, between Levi Strauss & Co. and Cone Mills Corporation, incorporated by reference from Exhibit 10dd of Form 10-K filed with the
     Securities and Exchange Commission on February 23, 1994.            --

10hh Master Trust Agreement between Levi Strauss Associates Inc. and
     Fidelity Management Trust Company, incorporated by reference from
     Exhibit 10a of Form 10-Q filed with the Securities and Exchange
     Commission on October 11, 1994.                                     --

10ii Materials Handling System Agreement dated October 31, 1994, between
     Levi Strauss & Co. and Computer Aided Systems, Inc.                235

10jj Form of Stock Purchase Agreement between Levi Strauss Associates
     Inc. and Individual Management Holder of Class L common stock.     355

10kk Form of Manager Family Member Stock Purchase Agreement between Levi
     Strauss Associates Inc. and Thomas W. Tusher.                      372

10ll Form of Manager Family Member Stock Purchase Agreement between Levi
     Strauss Associates Inc. and George B. James.                       392

10mm Partners in Performance Annual Incentive Plan of Levi Strauss
     Associates Inc. and Subsidiaries.                                  410

10nn Partners in Performance Long-Term Incentive Plan of Levi Strauss
     Associates Inc. and Subsidiaries.                                  425

21   Subsidiaries of Levi Strauss Associates Inc.                       442

23   Consent of Independent Public Accountants.                         446